Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-1
                             Payment Date 09/25/2000

Servicing Certificate Balance                                     367,208,609.06
Beginning PFA                                                      84,581,300.68
Ending Pool Balance                                               445,576,591.68
Ending PFA Balance                                                        772.68
Principal Collections                                              18,691,472.32
Principal Draws                                                    12,478,926.94
Net Principal Collections                                                     -
Active Loan Count                                                         16,388

Current Month Repurchases                                              24,938.54
Current Month Repurchases - Due to Delinquency                                 -


Interest Collections                                                3,457,850.21

Weighted Average Net Loan Rate                                          9.63687%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.84000%

Term Notes                                                          Amount          Factor
----------                                                          ------          ------
Beginning Balance                                                 451,475,000.00     1.0000000
Ending Balance                                                    451,475,000.00     1.0000000
Principal                                                                      -     0.0000000
Interest                                                            2,659,187.75     5.8900000
Interest Shortfall                                                          0.00     0.0000000
Security Percentage                                                      100.00%

Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%

Certificates                                                                0.00



Beginning Overcollateralization Amount                                584,235.32
Overcollateralization Amount Increase (Decrease)                    1,303,032.16



Outstanding Overcollateralization Amount                            1,887,267.48
Overcollateralization Target Amount                                 7,900,812.50

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                    Number      Percent
                                                                         Balance   of Loans    of Balance

Delinquent Loans (30 Days)                                          2,453,623.59      82         0.55%
Delinquent Loans (60 Days)                                            369,729.19      12         0.08%
Delinquent Loans (90+ Days) (1)                                       198,062.02       5         0.04%
Foreclosed Loans                                                          -            0         0.00%
REO                                                                         0.00       0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00

                                                                Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                            0.00          0.00       0.00
Current Month Loss Amount                                                   0.00          0.00       0.00
Ending Amount                                                                  -             -          -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                     895,977.38
Withdraw relating to Collection Period                                355,976.30
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of               540,001.08
Payment Date
Interest earned for Collection Period                                   5,028.76
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance                                     269,325.58
Deposit to Funding Account                                          7,515,577.54
Payment for Additional Purchases                                               -
Ending Funding Account Balance as of Payment Date                   7,784,903.12
Interest earned for Collection Period                                   1,157.09
Interest withdrawn related to prior Collection Period                   2,516.60

Prefunding Account
Beginning Balance                                                  84,581,300.68
Additional Purchases during Revolving Period                     (84,580,528.00)
Excess of Draws over Principal Collections                                  0.00
Total Ending Balance as of Payment Date                                   772.68
Interest earned for Collection Period                                 146,759.93
Interest withdrawn related to prior Collection Period                 590,220.82

Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00



       Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE2 Class A-2
                             Payment Date 09/25/2000

Servicing Certificate
Beginning Pool Balance                                             59,365,498.87
Beginning PFA                                                       2,730,895.91
Ending Pool Balance                                                62,323,423.84
Ending PFA Balance                                                      1,259.06
Principal Collections                                               3,222,929.19
Principal Draws                                                     1,476,217.31
Net Principal Collections                                                      -
Active Loan Count                                                            952

Current Month Repurchases                                                      -
Current Month Repurchases - Due to Delinquency                                 -


Interest Collections                                                  466,557.48

Weighted Average Net Loan Rate                                          9.14652%
Substitution Adjustment Amount                                              0.00

Note Rate                                                               6.91000%

Term Notes                                                          Amount          Factor
----------                                                          ------          ------
Beginning Balance                                                  65,000,000.00     1.0000000
Ending Balance                                                     65,000,000.00     1.0000000
Principal                                                                      -     0.0000000
Interest                                                              386,768.06     5.9502778
Interest Shortfall                                                          0.00     0.0000000
Security Percentage                                                      100.00%



Variable Funding Notes                                              Amount
----------------------                                              ------
Beginning Balance                                                           0.00
Ending Balance                                                              0.00
Principal                                                                   0.00
Interest                                                                    0.00
Interest Shortfall                                                          0.00
Security Percentage                                                         0.00%


Certificates                                                                0.00



Beginning Overcollateralization Amount                                 86,667.71
Overcollateralization Amount Increase (Decrease)                      109,437.47
Outstanding Overcollateralization Amount                              196,105.18
Overcollateralization Target Amount                                 1,137,500.00

Credit Enhancement Draw Amount                                              0.00
Unreimbursed Prior Draws                                                    0.00


                                                                                    Number      Percent
                                                                         Balance   of Loans    of Balance

Delinquent Loans (30 Days)                                            698,812.55       7         1.12%
Delinquent Loans (60 Days)                                            126,580.00       1         0.20%
Delinquent Loans (90+ Days) (1)                                                -       0         0.00%
Foreclosed Loans                                                                       0         0.00%
REO                                                                         0.00       0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                       0.00
Current Month Loss Amount                                                   0.00
Ending Loss Amount                                                          0.00




                                                                Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                            0.00          0.00       0.00
Current Month Loss Amount                                                   0.00          0.00       0.00
Ending Amount
                                                                               -             -          -

Liquidation Loss Distribution Amounts                                       0.00
Extraordinary Event Losses                                                  0.00
Excess Loss Amounts                                                         0.00

Capitalized Interest Account
Beginning Balance                                                      98,263.37
Withdraw relating to Collection Period                                 12,166.54
Interest Earned (Zero, Paid to Funding Account)                             0.00
Total Ending Capitalized Interest Account Balance as of                86,096.83
Payment Date
Interest earned for Collection Period                                     551.51
Interest withdrawn related to prior Collection Period                       0.00

Funding Account
Beginning Funding Account Balance                                   2,990,272.93
Deposit to Funding Account                                          1,856,149.35
Payment for Additional Purchases                                  (1,975,000.00)
Ending Funding Account Balance as of Payment Date                   2,871,422.28
Interest earned for Collection Period                                  12,846.94
Interest withdrawn related to prior Collection Period                     283.67

Prefunding Account
Beginning Balance                                                   2,730,895.91
Additional Purchases during Revolving Period                      (2,729,636.85)
Excess of Draws over Principal Collections                                  0.00
Total Ending Balance as of Payment Date                                 1,259.06
Interest earned for Collection Period                                   4,738.47
Interest withdrawn related to prior Collection Period                  66,528.73




Reserve Account
Beginning Balance                                                           0.00
Deposits to Reserve Account for current Payment Date                        0.00
Withdrawals from Reserve Account for current Payment Date                   0.00
Total Ending Reserve Account Balance as of current Payment                  0.00
Date
Interest earned for Collection Period                                       0.00
Interest withdrawn related to prior Collection Period                       0.00
